UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)   Prior to the annual meeting of the stockholders of Bluerock Residential Growth REIT, Inc., or the Company, held on May 28, 2015, or the Annual Meeting, the Company had in effect the 2014 Equity Incentive Plan for Individuals, or the 2014 Individuals Plan, and the 2014 Equity Incentive Plan for Entities, or the 2014 Entities Plan (and together with the 2014 Individuals Plan, the 2014 Incentive Plans). At the Annual Meeting, the stockholders of the Company approved the amendment and restatement of each of the 2014 Individuals Plan, or the Amended 2014 Individuals Plan, and the 2014 Entities Plan, or the Amended 2014 Entities Plan, and collectively with the Amended 2014 Individuals Plan, the Amended 2014 Incentive Plans. The Amended 2014 Incentive Plans were approved by the Company’s Board of Directors, or the Board, on April 7, 2015, subject to the approval of the Company's stockholders at the Annual Meeting, and became effective upon such stockholder approval.

The Amended 2014 Incentive Plans are intended to provide incentives to the Company’s independent directors, executive officers and other key employees, including employees of any current and future external advisor or manager of the Company (referred to collectively as the Manager) and of Bluerock Residential Holdings, L.P., the Company’s operating partnership, and their affiliates and other service providers, including the Manager, to assist in recruiting and retaining the services of such individuals and service providers, and to associate the interests of participants with those of the Company and its stockholders.

The Amended 2014 Incentive Plans provide for the grant of options to purchase shares of the Company’s common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. The aggregate number of shares of the Company’s Class A common stock that may be issued under the Amended 2014 Incentive Plans is 475,000. The issuance of shares or awards under the Amended 2014 Individuals Plan reduces the number of shares that may be issued under the Amended 2014 Entities Plan, and vice versa. The issuance of shares pursuant to awards previously granted under the 2014 Incentive Plans will not reduce the number of shares of the Company’s Class A common stock that may be issued under the Amended 2014 Incentive Plans.

The foregoing summary description of the Amended 2014 Incentive Plans is qualified in its entirety by reference to the actual terms of the Amended 2014 Individuals Plan, which is attached hereto as Exhibit 10.1, and the actual terms of the Amended 2014 Entities Plan, which is attached hereto as Exhibit 10.2. For additional information regarding the Amended 2014 Incentive Plans, please refer to “Proposal 2: Approval of Amended and Restated Equity Incentive Plans” on pages 34-44 of the Company’s definitive proxy statement as filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, on April 17, 2015, or the Proxy Statement.

ITEM 5.07         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its Annual Meeting of stockholders on May 28, 2015. The following proposals were set forth in the Proxy Statement. For more information on these proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Below are the final voting results. As of the record date, April 6, 2015, there were 13,207,077 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, including 12,499,818 shares of the Company’s Class A common stock outstanding, and 353,630 and 353,629 shares of the Company’s Class B-2 and Class B-3 common stock outstanding, respectively. Represented at the meeting in person or by proxy were 11,478,832.35 shares of the Company’s common stock, representing 86.9% of the total shares of the Company’s common stock entitled to vote at the meeting.

(1)           The following five persons were elected to serve as directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
R. Ramin Kamfar	7,053,836.85	186,429.50	4,238,566.00
Gary T. Kachadurian	6,792,987.32	447,279.03	4,238,566.00
Brian D. Bailey	6,803,289.11	436,977.24	4,238,566.00
I. Bobby Majumder	7,069,380.71	170,885.64	4,238,566.00
Romano Tio	7,069,352.92	170,913.43	4,238,566.00

(2)	The stockholders approved the amendment and restatement of each of the 2014 Incentive Plans, to increase the number of reserved shares of Class A common stock and make other administrative changes as disclosed in the Proxy Statement:

For	6,877,189.73
Against	196,380.42
Abstain	166,696.20
Broker Non-Votes	4,238,566.00

(3)	The stockholders ratified BDO USA, LLP as the Company’s independent registered public accounting firm for 2015:

For	11,326,314.36
Against	26,336.45
Abstain	126,181.54

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description

10.1	Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals

10.2	Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL growth reit, INC.

Dated: May 29, 2015	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals

10.2	Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities